Supplement to the Prospectus dated January 28, 2015

Supplement dated June 24, 2015

The following supplements “ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND” on pages 15-17 of the Prospectus:

On June 23, 2015, Pekin Singer Strauss Asset Management, Inc. (“PSS”), and three of its associated persons, including portfolio managers William A. Pekin and Joshua D. Strauss (“the settling parties”), reached a settlement with the Securities and Exchange Commission (“SEC”) relating to certain compliance deficiencies. Pursuant to the settlement, the SEC entered an Order finding that the securities laws were violated in 2009 and 2010 when PSS did not conduct timely internal annual compliance reviews or implement and enforce certain policies and procedures. The Order also finds violations occurred when PSS failed to cause PSS advisory clients who held or purchased Appleseed Fund investor class shares to acquire institutional class shares after the institutional share class became available. The settling parties neither admitted nor denied the findings. The settling parties agreed to relief in the form of censures, a supervisory suspension of a senior adviser/board member, a cease and desist order, and monetary fines. The Order acknowledges that PSS has taken remedial measures designed to address the identified compliance shortcomings as well as the facts that PSS detected and self-reported the share class issue to the SEC and voluntarily reimbursed its advisory clients affected by that issue. The SEC’s Order can be found on the SEC’s website (www.sec.gov) as Release No. IA-4126.

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This supplement and the Prospectus dated January 28, 2015 provide information that a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated January 28, 2015 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 470-1029.